UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement

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Carrier Global Corporation
(Name of the Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CARRIER GLOBAL CORPORATION
13995 PASTEUR BOULEVARD
PALM BEACH GARDENS, FL 33418

V61737-P22991

Your **Vote** Counts!

CARRIER GLOBAL CORPORATION

2025 Annual Meeting of Shareowners

Vote by April 8, 2025

11:59 PM ET

You invested in CARRIER GLOBAL CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the 2025 Annual Meeting of Shareowners. This is an important notice regarding the availability of proxy materials for the Shareowners meeting to be held on April 9, 2025.
Get informed before you vote
View the Notice of 2025 Annual Meeting of Shareowners and Proxy Statement and the 2024 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 26, 2025. If you would like to request a copy of the material(s) for this and/or future shareowner meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming shareowner meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

1a.	Jean-Pierre Garnier	For
1b.	David Gitlin	For
1c.	John J. Greisch	For
1d.	Charles M. Holley, Jr.	For
1e.	Michael M. McNamara	For
1f.	Amy E. Miles	For
1g.	Susan N. Story	For
1h.	Michael A. Todman	For
1i.	Maximilian (Max) Viessmann	For
1j.	Virginia M. Wilson	For
2.	Advisory Vote to Approve Named Executive Officer Compensation	For
3.	Approve an Amendment to the Carrier Global Corporation 2020 Long-Term Incentive Plan	For
4.	Ratify Appointment of PricewaterhouseCoopers LLP to Serve as Independent Auditor for 2025	For
5.	Shareowner Proposal Requesting a Lobbying Transparency Report	Against

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